UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
August 24, 2005

Date of Report (Date of Earliest Event Reported)

BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.2

Item 8.01 Other Events.
     On August 24, 2005, Business Objects, S.A. issued a press release announcing the completion of its acquisition of SRC Software, Inc. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description
2.1 (1)	Agreement and Plan of Merger dated July 20, 2005 by and among Business Objects S.A., Sodium Acquisition Corporation, SRC Software, Inc., Vista Equity Fund II LP, and Andrew Ferguson, Stephen Reiff and Philip Sandstrom.
2.1.1 (2)	Form of Employee Retention Plan.
99.1 (3)	Press release issued by Business Objects, S.A. on July 20, 2005
99.2	Press release dated August 24, 2005.

(1)	Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by the Registrant with the SEC on July 25, 2005.

(2)	Incorporated by reference to Exhibit 2.1.1 of the Current Report on Form 8-K filed by the Registrant with the SEC on July 25, 2005.

(3)	Incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by the Registrant with the SEC on July 25, 2005.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS OBJECTS S.A.
Date: August 29, 2005	By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer and Senior Group Vice President

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EXHIBIT INDEX

Exhibit
No.	Description
2.1 (1)	Agreement and Plan of Merger dated July 20, 2005 by and among Business Objects S.A., Sodium Acquisition Corporation, SRC Software, Inc., Vista Equity Fund II LP, and Andrew Ferguson, Stephen Reiff and Philip Sandstrom.
2.1.1 (2)	Form of Employee Retention Plan.
99.1 (3)	Press release issued by Business Objects, S.A. on July 20, 2005
99.2	Press release dated August 24, 2005.

(1)	Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by the Registrant with the SEC on July 25, 2005.

(2)	Incorporated by reference to Exhibit 2.1.1 of the Current Report on Form 8-K filed by the Registrant with the SEC on July 25, 2005.

(3)	Incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by the Registrant with the SEC on July 25, 2005.

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